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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated February 7, 1997, included in Inland Resources Inc.'s Form 10-KSB for the year ended December 31, 1996, and all references to our firm included in this Registration Statement.


/s/ Arthur Andersen LLP
Arthur Andersen LLP

Denver, Colorado
May 14, 1997